SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 1, 2011

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 1, 2011, Met-Pro Corporation ("Met-Pro", the "Registrant" or the "Company") reported its results of operations for the second quarter ended July 31, 2011.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

In addition, the Company held a teleconference call on September 1, 2011 during which members of management discussed the Company's financial performance for the second quarter ended July 31, 2011 and other matters relating to its business.  A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

A copy of the press release dated September 1, 2011, reporting the results of operations for the second quarter ended July 31, 2011, is furnished herewith as Exhibit 99.1.

In addition, a copy of the transcript from the Company's teleconference held on September 1, 2011, to discuss its results of operations for the second quarter ended July 31, 2011 is furnished herewith as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 6, 2011
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit	Description
99.1	Press release issued by Met-Pro Corporation to report its results of operations for the second quarter ended July 31, 2011.

99.2	Transcript of conference call held September 1, 2011 to discuss results of operations for the second quarter ended July 31, 2011.